Exhibit 99.2 Q3 2024 Financial Results Apollo Commercial Real Estate Finance, Inc. October 30, 2024 Unless otherwise noted, information as of September 30, 2024 It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments shown in this document.

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 21 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 20. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. 2

Q3 Summary Results ➢ Net income available to common stockholders of ($95) million, or ($0.69) per diluted share of common stock – Includes a $128 million realized loss recorded on the extinguishment of a commercial mortgage loan secured by a healthcare portfolio in Massachusetts (“Massachusetts Healthcare”), resulting in a ($0.93) impact to GAAP book value per share Financial Results 1,(a) – Distributable Earnings of $44 million, or $0.31 per diluted share of common stock 2 ➢ Declared common stock dividends of $0.25 per share, which implies a dividend yield of 11.3% 3 ➢ Total loan portfolio of $7.8 billion with w/a unlevered all-in yield of 8.5% – 95% first mortgages – 96% floating rate ➢ Weighted-average risk rating of 3.0 Loan Portfolio ➢ Committed $1.1 billion ($955 million funded at close) to new loans year-to-date; committed $597 million ($460 million funded at close) in Q3 (b) ➢ Loan repayments of $1.7 billion year-to-date, $953 million in Q3 4 ➢ Gross add-on fundings of $531 million year-to-date, $93 million in Q3 (c) ➢ Ended the quarter with total common equity book value of $1.8 billion (d) Capitalization ➢ Upsized our secured credit facility with Goldman Sachs providing £242.1 million ($314.6 million in USD) of additional capacity ➢ No corporate debt maturities until May 2026 ➢ October 1, 2024, five of the seven Massachusetts Healthcare hospitals were sold to third parties, and the total consideration was allocated among ARI and other Apollo Subsequent Events Co-Lenders based on our pro-rata interests in the commercial mortgage loan. We received consideration of approximately $133.1 million, which included a $41.2 million promissory note. a) Amount reflects Distributable Earnings prior to net realized loss on investments b) Includes the sale of a $135 million commercial mortgage in April 2024 c) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.73 multiplied by shares of common stock outstanding 3 d) Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed See footnotes on page 21

APOLLO

# Per Share Overview

## Distributable Earnings per Share[1,5,(a)]


$0.35
$0.35
$0.35
$0.25
$0.36
$0.35
$0.35
$0.31
4Q'23
1Q'24
2Q'24
3Q'24
Distributable Earnings per Share 1,5,(a)
Quarterly Dividend

## Book Value per Share[6]


$14.73
$0.30
$14.43
($1.00)
$13.59
$0.37
$13.22
$(0.05)
$13.62
$0.42
$13.20
($0.93)
$12.73
$0.43
$12.30
4Q'23
1Q'24
2Q'24
3Q'24
BVPS Post-General CECL Allowance & Depreciation
General CECL Allowance & Depreciation
Specific CECL Allowance
Realized Loss

## Book Value per Share[6] Roll Forward

| | BVPS | General CECL Allowance & Depreciation | BVPS excl. General CECL Allowance & Depreciation |
|---|---|---|---|
| **December 31, 2023** | **$14.43** | **($0.30)** | **$14.73** |
| (+) Diluted Distributable Earnings[1,(a)] per share | $1.01 | - | $1.01 |
| (+) Impact of share repurchases | $0.12 | - | $0.12 |
| (-) Common dividends declared | ($0.95) | - | ($0.95) |
| (-) Net increase in Specific CECL Allowance | ($1.06) | - | ($1.06) |
| (-) Realized loss on investments | ($0.93) | - | ($0.93) |
| (-) Vesting and delivery of RSUs | ($0.14) | - | ($0.14) |
| (-) Change in General CECL Allowance & Depreciation | ($0.13) | ($0.13) | - |
| (-) Net loss on currency and interest hedges[(b)] | ($0.05) | - | ($0.05) |
| **Change during period**[7] | **($2.13)** | **($0.13)** | **($2.00)** |
| **September 30, 2024** | **$12.30** | **($0.43)** | **$12.73** |

a) Amount reflects Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt

b) Includes net foreign currency gain, net unrealized loss on forward currency contracts and interest rate hedges, and realized gain on forward currency contracts related to principal outside impact of forward points

See footnotes on page 21

4

APOLLO

# Portfolio Activity & REO Overview

## Q3 Loan Portfolio Activity


($ in mm)
$8,294
Add-on Funding4
$93
$460
New Funding
($953)
($128)
$232
($167)
$7,831
2Q24
Fundings
Repayments
Realized Loss
FX
Other8
3Q247

## YTD Loan Portfolio Activity


($ in mm)
$8,358
Add-on Funding4
$531
$955
New Funding
($1,712)
($150)
($128)
$155
($178)
$7,831
4Q23
Fundings
Repayments(b)
Specific CECL
Realized Loss
FX
Other8
3Q247

**Q3 Loan Portfolio Activity**

- **$460 million** of new loan originations, across three first mortgages
- **$953 million** of loan repayments including **$808 million** of full repayments of six first mortgages and one subordinate loan
- **Massachusetts Healthcare:** recorded an aggregate **$128 million** realized loss on the extinguishment of a commercial mortgage loan secured by eight hospitals:
  - On September 4, 2024, we and Apollo Co-Lenders acquired title to one of the eight hospitals, which was subsequently taken by eminent domain on September 27, 2024
  - On September 30, 2024, the borrowers were released from their loan obligations via a guaranty payment and transferred the deeds of the remaining seven hospitals into escrow
  - The aggregate $128 million realized loss was based on the difference between the loan's amortized cost basis and the total of the eminent domain award and our allocated value of the hospitals

**REO Highlights**

- **Brooklyn Development:** 51-story multifamily tower component topped out in July 2024, and interior fit-out continues to progress

**REO Overview**

($ in mm)

| As of September 30, 2024 | Net Assets | Debt(a) | Net Equity |
|---|---|---|---|
| Brooklyn Development | $495 | ($206) | $289 |
| D.C. Hotel | 157 | (73) | 84 |
| Atlanta Hotel | 69 | - | 69 |
| **Total REO Held for Investment[7]** | **$721** | **($279)** | **$442** |

a) Debt related to real estate owned represents construction financing on our Brooklyn Development (maximum commitment of $388 million and presented net of $2 million in deferred financing costs) and mortgage on our D.C. Hotel (maximum commitment of $74 million and presented net of $1 million in deferred financing costs)
b) Includes the sale of a $135 million commercial mortgage in April 2024

See footnotes on page 21

5

Q3’24 Loan Originations & Repayments (a) New Originations Repayments by Property Type Total Repayments Full Repayments $953 Million $808 Million/7 Loans Asset Photos Q3 repayments exceeded 1H’24 by $194 million Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan (b) Loan Size $149 million $253 million Location United Kingdom United Kingdom Six Premium Six Grade-A Collateral Senior Care Homes Logistics Developments Loan Purpose Acquisition Refinance (c) LTV 51% 61% Investment Date August 2024 August 2024 a) Excludes a loan modification accounted for as new loan under GAAP during Q3 b) Total commitment. Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed c) Reflects loan-to-value (“LTV”) at the time the loan was originated 6 d) Includes Residential (1%), Office (1%) and Other (<1%) See footnotes on page 21

APOLLO

# Loan Portfolio Overview

| Carrying Value/ Number of Loans | Loan Position[9] | W/A Unlevered All-in Yield on Loan Portfolio[3,9,(a)] |
|---|---|---|
| $7.8 billion/45 Loans | 95% First Mortgage | 8.5% |

| W/A Remaining Fully-Extended Term[9,10] | W/A Portfolio Risk Rating[9] | W/A Portfolio Loan-to-Value[(b)] |
|---|---|---|
| 2.5 Years | 3.0 | 58% |

**Collateral Diversification[9]**


Other[(c)]
7%
Industrial
5%
Healthcare
5%
Mixed Use
5%
Residential
16%
Retail[(d)]
18%
Hotel
21%
Office
23%

**Origination Vintage[9]**


$98
$413
$0
$0
$103
$1,065
$435
$1,860
$2,255
$661
$975
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

**Loan Performance[(e)]**


Non-Performing
10%
Performing
90%

a) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD
b) Weighted average loan-to-value ("LTV") reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans
c) Other property types include Pubs (3%), Caravan Parks (3%) and Urban Predevelopment (1%)
d) Retail property types include: Outlet Center (6%), Retail Distribution Warehouse (6%), Urban Retail (3%), and Lifestyle Center (3%)
e) Based on amortized cost, gross of Specific CECL Allowance. Non-performing loans represent loans placed on non-accrual status

See footnotes on page 21

7

Loan Portfolio Overview (cont’d) ($ in mm) United New Other (b) 7 Property Type Kingdom York City Europe Southeast West Midwest Northeast Other Total Office $643 / 8% $472 / 6% $501 / 6% - - $176 / 2% - - $1,792 / 23% Hotel 7 / 0% 245 / 3% 508 / 6% 450 / 6% 208 / 3% 57 / 1% 9 / 0% 137 / 2% 1,621 / 21% Retail 945 / 12% 250 / 3% 36 / 0% 14 / 0% 77 / 1% 98 / 1% - 34 / 0% 1,454 / 18% Residential 241 / 3% 490 / 6% - 15 / 0% 225 / 3% 78 / 1% - 171 / 2% 1,220 / 16% Mixed Use 283 / 4% 151 / 2% - - - - - - 433 / 5% Industrial 128 / 2% - 290 / 4% - - - - - 418 / 5% Healthcare 355 / 5% - - - - - - - 355 / 5% (a) Other 437 / 6% - - 133 / 2% - - - - 571 / 7% 7,11 Total $3,040 / 39% $1,608 / 20% $1,335 / 17% $612 / 8% $510 / 6% $409 / 5% $9 / 0% $342 / 4% $7,865 / 100% General CECL Reserve ($34) 7 Carrying value, net $7,831 Collateral Diversification Sweden 3% United Midwest Kingdom New York 5% 39% City 20% Germany West 8% 6% Spain 3% Southeast Italy 8% 2% a) Other property types include Pubs (3%), Caravan Parks (3%) and Urban Predevelopment (1%) b) Other geographies include Southwest (2%), Mid-Atlantic (2%), and Other (1%) 8 Note: Map does not show locations where percentages are 2% or lower See footnotes on page 21

Office Loan Portfolio Overview (a) 9 (b) Number of Loans Carrying Value First Mortgage W/A Loan-to-Value 51% 10 Loans $1.8 Billion 100% rd Loans with 3 Party Largest commitment 100% 9 W/A Risk Rating (c) Subordinate Debt leased to credit tenant 2.9 3 Loans $673 million 9 9 9,10 Origination Vintage Location Fully Extended Maturities $710 $975 64% Europe $449 $461 $410 $626 $407 36% $349 $334 United States $184 $249 $223 $349 $222 $223 $0 $100 $76 $0 $112 $76 2024 2025 2026 2027 2028 2017 2018 2019 2020 2021 2022 US Originations European Originations US Maturities European Maturities a) Includes one loan secured by a portfolio which includes office, industrial, and retail property types located in various cities across Germany b) Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans c) Portfolio includes a £308 million ($461 million in USD), based on amortized cost, first mortgage secured by an office redevelopment property in London which is 100% leased by a credit tenant for a 20-year term 9 Note: Location chart does not show locations where percentages are 2% or lower See footnotes on page 21

APOLLO

# Senior Loan Portfolio (1 of 3)

| ($ in mm) Office | Property Type | Origination Date | Amortized Cost | Unfunded Commitments | Construction Loan | 3rd Party Subordinate Debt | Fully-extended Maturity[10] | Location |
|---|---|---|---|---|---|---|---|---|
| Loan 1[(a)] | Office | 02/2022 | $461 | $209 | Y | | 02/2027 | London, UK |
| Loan 2 | Office | 03/2022 | 249 | 17 | | Y | 04/2027 | Manhattan, NY |
| Loan 3 | Office | 01/2020 | 223 | 28 | | Y | 03/2028 | Long Island City, NY |
| Loan 4 | Office | 06/2019 | 222 | - | | | 08/2026 | Berlin, Germany |
| Loan 5 | Office | 02/2020 | 184 | 5 | | | 02/2025 | London, UK |
| Loan 6 | Office | 02/2022 | 165 | - | | | 06/2025 | Milan, Italy |
| Loan 7 | Office | 11/2022 | 100 | - | | | 01/2025 | Chicago, IL |
| Loan 8 | Office | 03/2018 | 76 | - | | Y | 01/2026 | Chicago, IL |
| Subtotal - Office | | | $1,680 | $259 | | | | |
| | | | | | | | | |
| Hotel | | | | | | | | |
| Loan 9 | Hotel | 12/2023 | $275 | - | | | 12/2028 | Various, Europe |
| Loan 10 | Hotel | 10/2019 | 265 | 18 | | | 08/2027 | Various, Spain |
| Loan 11 | Hotel | 05/2022 | 195 | 9 | | Y | 06/2027 | Napa Valley, CA |
| Loan 12 | Hotel | 07/2021 | 180 | - | | | 08/2026 | Various, US |
| Loan 13 | Hotel | 11/2021 | 165 | - | | | 12/2026 | St. Thomas, USVI |
| Loan 14 | Hotel | 09/2015 | 140 | - | | | 12/2026 | Manhattan, NY |
| Loan 15 | Hotel | 06/2024 | 131 | - | | | 06/2029 | St. Petersburg, FL |
| Loan 16 | Hotel | 06/2024 | 105 | 9 | | | 07/2029 | Brooklyn, NY |
| Loan 17 | Hotel | 10/2021 | 92 | - | | | 11/2026 | New Orleans, LA |
| Loan 18 | Hotel | 05/2019 | 46 | - | | | 12/2025 | Chicago, IL |
| Loan 19 | Hotel | 02/2018 | 27 | - | | | 11/2024 | Pittsburgh, PA |
| Subtotal - Hotel | | | $1,621 | $36 | | | | |

a) Loan is secured by an office redevelopment property which is 100% leased by a credit tenant for a 20-year term

See footnotes on page 21

10

Senior Loan Portfolio (2 of 3) Origination Amortized Unfunded Construction 3rd Party Fully-extended 10 Location Retail Property Type Date Cost Commitments Loan Subordinate Debt Maturity Various, UK Loan 20 Retail 04/2022 $510 $24 04/2027 Various, UK Loan 21 Retail 10/2021 435 - 10/2026 Manhattan, NY Loan 22 Retail 08/2019 250 - Y 09/2025 Various, US Loan 23 Retail 05/2022 124 - 06/2027 (12) Cincinnati, OH Loan 24 Retail 11/2014 98 - 09/2025 Subtotal - Retail $1,417 $24 Residential Various, UK Loan 25 Residential 12/2021 $241 $12 12/2026 Various, US Loan 26 Residential 03/2023 163 - 04/2026 Emeryville, CA Loan 27 Residential 04/2024 156 - 05/2029 Loan 28 Residential 06/2024 99 - 07/2029 Washington, DC Manhattan, NY Loan 29 Residential 05/2022 94 - 06/2027 Cleveland, OH Loan 30 Residential 05/2021 76 - 05/2027 Manhattan, NY Loan 31 Residential 12/2021 15 - 01/2027 Subtotal - Residential $844 $12 Mixed Use London, UK Loan 32 Mixed Use 12/2019 $283 $1 Y 08/2025 Loan 33 Mixed Use 03/2022 151 27 03/2027 Brooklyn, NY Y Subtotal - Mixed Use $434 $28 11 See footnotes on page 21

Senior Loan Portfolio (3 of 3) Origination Amortized Unfunded Construction 3rd Party Fully-extended 10 Location Industrial Property T ype Date Cost Commitments Loan Subordinate Debt Maturity Various, Sweden Loan 34 Industrial 03/2021 $243 - 05/2026 Y Various, UK Loan 35 Industrial 08/2024 128 127 08/2029 Subtotal - Industrial $371 $127 Healthcare Various, UK Loan 36 Healthcare 07/2024 $200 - 07/2029 Various, UK Loan 37 Healthcare 08/2024 156 - 08/2029 Subtotal - Healthcare $356 - Other Various, UK Y Loan 38 Pubs 12/2023 $222 - 01/2029 (a) Various, UK Loan 39 Caravan Parks 02/2021 215 - 02/2028 Various, Germany Loan 40 Portfolio 06/2021 197 18 06/2026 Miami, FL Loan 41 Urban Predevelopment 12/2022 133 - 01/2026 Subtotal - Other $767 $18 Subtotal/W.A. - First Mortgage $7,490 $504 2.5 Years 12 a) Includes portfolio of office, industrial, and retail property types See footnotes on page 21

Subordinate Loan Portfolio ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 10 Location Property Type Date Cost Commitments Loan Subordinate Debt Maturity 13 Manhattan, NY Loan 42 Residential 06/2015 $273 - 11/2025 13 Loan 43 Residential 08/2022 74 - 11/2025 Manhattan, NY 12,13 Manhattan, NY Loan 44 Residential 05/2020 28 - 11/2025 (a),12 Troy, MI Loan 45 Office 08/2017 - - 09/2024 Total $375 - 7,9 Total/W.A. - Subordinate $375 - 1.1 Years 7,9 Total/W.A. - Portfolio $7,865 $504 2.5 Years General CECL Reserve ($34) 7 Total Carrying Value, Net $7,831 a) Loan matured in September 2024. Negotiations with sponsor currently in process. 13 See footnotes on page 21

Capital Structure Overview Capital Structure Composition Conservative Capital Management Strategy ($ in mm) No Corporate Debt ~71% Weighted Average Available (e) Maturities until May 2026 Advance Rate 14 15 (a),(b),(c) 3.5x Debt to Equity Ratio 1.3x Fixed Charge Coverage Secured Debt Arrangements $5,525 (61%) Corporate Debt Maturities Debt Related to Real Estate Owned $282 (3%) Senior Notes Term Loan Senior $500 Term $474 $1,263 Secured Loan B (14%) Notes $763 (8%) $500 (6%) Term Loan $290 $169 (2%) Preferred Stock (d) Common Equity Book Value $1,759 (20%) $0 $0 $0 2024 2025 2026 2027 2028 2029 a) Weighted-average rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.55% / GBP: +2.28% / EUR: +2.11% / SEK: +1.50% b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions c) Consists of nine secured credit facility counterparties, one revolving credit facility and one private securitization d) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.73 multiplied by shares of common stock outstanding September 30, 2024 e) Based on maximum available advance rates across secured debt counterparties See footnotes on page 21 14

Mitigating Foreign Exchange Risk ARI is well-positioned for fluctuating foreign exchange rates due to several risk mitigating steps we have taken to structure and fund our non-US loan portfolio and associated secured financing facilities Foreign Exchange Rate Change (Local/USD) % FX Change YoY GBP: 10% EUR: 5% SEK: 7% 1.34x Mitigating Foreign Exchange Risk 1.27x 1.26x 1.26x ➢ Secured debt arrangements are structured in local currency thereby reducing FX exposure to our net equity on foreign loans. 1.22x ▪ 75% weighted average advance on total foreign loan portfolio ➢ Net equity and net interest income of foreign loans are economically hedged through forward currency contracts 1.11x 1.10x 1.08x 1.07x ▪ Forward point impact on forward currency contracts resulted in an $5.6 million realized gain in Q3 2024 1.06x Foreign Loan Capital Stack ($ in mm) Change in Unrealized Gain (Loss) on Net Equity $4,383 ($ in mm) As of September 30, 2024 Q3 2024 Net YTD 2024 Net a b (b) ( ) ( ) Currency Carrying Value Secured Debt Net Equity Unrealized Gain Unrealized Gain (Loss) Offset by local currency GBP $3,022 ($2,277) $745 $44 $35 denominated secured debt 75% $3,292 EUR $1,119 ($819) $299 $13 $5 arrangements 0.10x 0.10x 7,(c) SEK $243 ($196) $47 $2 ($1) 0.09x 0.09x 0.09x 7 Hedged with forward currency Total $4,383 ($3,292) $1,091 $59 $40 25% $1,091 contracts (c) 7,(c) Change in unrealized gain (loss) on forward contracts ($52) ($23) Net Equity Secured Debt a) Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing b) Represents the net change in unrealized gains (losses) on foreign loans of $231 million and respective foreign secured debt arrangements of $(172) million for the quarter ended September 30, 2024. The net change in unrealized gains (losses) on foreign loans of 15 $160 million and respective foreign secured debt arrangements of $(120) million for the nine months ended September 30, 2024 c) Represents net change in unrealized gain (loss) on forward contracts for the quarter ended September 30, 2024, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 GBP EUR SEK

Loan Maturities and Future Funding Profile 10,16,17 Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity ($ in mm) $686 $652 $632 $521 $80 $27 $33 $15 $2 $0 a 2024 2025 2026 2027 2028 & Beyond (b) (b) Fully-Extended Maturities (Net Equity) Expected Net Future Fundings 18,(c) Net Interest Income Sensitivity to Benchmark Rates +$0.01 +$0.01 +$0.01 +$0.01 $0.00 $0.00 -$0.01 -$0.01 -$0.01 -$0.02 -$0.02 Benchmark Rates Index Sep-30 -$0.04 SOFR 1M 4.85% EURIBOR 3.28% SONIA ON 4.97% -0.75% -0.50% -0.25% 0.25% Change in Benchmark Rate USD GBP EUR Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur a) Represents the period of October 1, 2024 through December 31, 2024 b) Net of expected secured credit facility advances 16 c) Reflects incremental increases in respective benchmark rates as of September 30, 2024 (SOFR 1 month: 4.85%, EURIBOR 3.28% and SONIA ON: 4.97% adjusted for compounding) See footnotes on page 21 Net Interest Income Per Share

Appendix - Consolidated Balance Sheets - Consolidated Statement of Operations - Reconciliation of GAAP Net Income to Distributable Earnings 17

Consolidated Balance Sheets ($ in thousands - except share data) September 30, 2024 December 31, 2023 Assets: Cash and cash equivalents $194,287 $225,438 (a)(c) 7,456,389 7,925,359 Commercial mortgage loans, net (b)(c) 374,222 432,734 Subordinate loans, net (d) Real estate owned, held for investment, net (net of $20,883 and $10,404 accumulated depreciation in 2024 and 2023, respectively) 708,478 519,498 Other assets 364,136 85,623 Derivative assets, net 577 29,425 Assets related to real estate owned, held for sale - 78,653 Total Assets $9,098,089 $9,296,730 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net $5,513,945 $5,538,476 Senior secured term loans, net 755,441 759,150 Senior secured notes, net 496,233 495,637 Debt related to real estate owned, held for investment, net 278,837 161,562 (e) Accounts payable, accrued expenses and other liabilities 165,850 120,334 Derivative liabilities, net 10,592 - Payable to related party 8,803 9,553 Liabilities related to real estate owned, held for sale - 3,285 Total Liabilities $7,229,701 $7,087,997 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized, Series B-1, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) in 2024 and 2023 $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 138,169,164 and 141,358,605 shares issued and outstanding in 2024 and 2023, respectively 1,382 1,414 Additional paid-in-capital 2,691,776 2,727,488 Accumulated deficit (824,838) (520,237) Total Stockholders’ Equity $1,868,388 $2,208,733 Total Liabilities and Stockholders’ Equity $9,098,089 $9,296,730 a) Includes carrying value of $7,456,389 and $7,691,141 pledged as collateral under secured debt arrangements in 2024 and 2023, respectively. b) Includes carrying value of $232,817 pledged as collateral under secured debt arrangements in 2023. c) Net of $376,692 and $219,482 CECL Allowances comprised of $342,500 and $193,000 Specific CECL Allowance and $34,192 and $26,482 General CECL Allowance in 2024 and 2023, respectively. d) Includes $76,179 and $154,048 pledged as collateral under secured debt arrangements in 2024 and 2023, respectively. 18 e) Includes $3,850 and $4,017 of General CECL Allowance related to unfunded commitments on commercial mortgage loans and subordinate loans, net in 2024 and 2023, respectively. See footnotes on page 21

Consolidated Statement of Operations ($ in thousands - except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Net interest income: Interest income from commercial mortgage loans $179,921 $180,441 $543,025 $520,712 Interest income from subordinate loans and other lending assets 1,210 1,599 2,901 16,416 Interest expense (134,088) (121,817) (390,447) (342,963) Net interest income $47,043 $60,223 $155,479 $194,165 Revenue from real estate owned operations 24,530 20,934 77,737 66,273 Total net revenue $71,573 $81,157 $233,216 $260,438 Operating expenses: General and administrative expenses (includes equity-based compensation of $4,165 and $12,510 in 2024 and $4,356 and $13,091 in 2023, (7,547) (7,664) (22,408) (22,150) respectively) Management fees to related party (8,801) (9,518) (27,395) (28,425) Operating expenses related to real estate owned (19,879) (18,950) (61,539) (52,917) Depreciation and amortization on real estate owned (2,342) (1,020) (9,285) (7,208) Total operating expenses ($38,569) ($37,152) ($120,627) ($110,700) Other income, net $1,573 $1,465 $2,784 $4,537 Decrease (increase) in current expected credit loss allowance, net 899 5,833 (157,043) (60,205) Foreign currency translation gain (loss) 60,102 (44,165) 39,177 (3,974) Gain (loss) on foreign currency forward contracts (includes unrealized gains (losses) of ($57,621) and ($38,657) in 2024 and $28,244 and ($27,709) in (59,535) 39,490 (29,760) 8,239 2023, respectively) Gain (loss) on interest rate hedging instruments (includes unrealized gains (losses) of ($562) and ($1,213) in 2024 and ($70) and ($9,211) in 2023, (14) (70) 436 (122) respectively) Net realized loss on investments (127,512) - (128,191) (86,604) Gain on extinguishment of debt - 30 - 495 Net income (loss) before taxes ($91,483) $46,588 ($160,008) $12,104 Income tax provision (66) (517) (280) (517) Net income (loss) ($91,549) $46,071 ($160,288) $11,587 Preferred dividends (3,068) (3,068) (9,204) (9,204) Net income (loss) available to common stockholders ($94,617) $43,003 ($169,492) $2,383 Net income (loss) per basic share of common stock ($0.69) $0.30 ($1.23) - Net income (loss) per diluted share of common stock ($0.69) $0.30 ($1.23) - Basic weighted-average shares of common stock outstanding 138,246,827 141,350,428 140,177,962 141,255,730 Diluted weighted-average shares of common stock outstanding 138,246,827 141,350,428 140,177,962 141,255,730 Dividend declared per share of common stock $0.25 $0.35 $0.95 $1.05 19 See footnotes on page 21

1 Reconciliation of GAAP Net Income to Distributable Earnings ($ in thousands - except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 1 Distributable Earnings : 2024 2023 2024 2023 ($94,617) $43,003 ($169,492) $2,383 Net income (loss) available to common stockholders: Adjustments: Equity-based compensation expense 4,165 4,356 12,510 13,091 Loss (gain) on foreign currency forwards 59,535 (39,490) 29,760 (8,239) Foreign currency loss (gain), net (60,102) 44,165 (39,177) 3,974 Unrealized loss on interest rate cap 562 70 1,213 9,211 Realized gains relating to interest income on foreign currency hedges, net 195 2,594 2,604 9,668 Realized gains relating to forward points on foreign currency hedges, net 5,587 2,784 12,823 8,461 Depreciation and amortization on real estate owned 2,342 1,020 9,285 7,208 Increase (decrease) in current expected credit loss allowance, net (899) (5,833) 157,043 60,205 Gain on extinguishment of debt - (30) - (495) Net realized loss on investments 127,512 - 128,191 86,604 Total adjustments 138,897 9,636 314,252 189,688 1,5 $44,280 $52,639 $144,760 $192,071 Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt Net realized loss on investments (127,512) - (128,191) (86,604) Gain on extinguishment of debt - 30 - 495 1 ($83,232) $52,669 $16,569 $105,962 Distributable Earnings 1 Weighted-average diluted shares – Distributable Earnings Weighted-average diluted shares – GAAP 138,246,827 141,350,428 140,177,962 141,255,730 Weighted-average unvested RSUs 2,485,258 2,832,265 2,650,308 2,966,277 1 Weighted-average diluted shares – Distributable Earnings 140,732,086 1 44,182,693 1 42,828,270 144,222,007 1,5 $0.31 $0.37 $1.01 $1.33 Diluted Distributable Earnings per share prior to net realized loss on investments and gain on extinguishment of debt 1 ($0.59) $0.37 $0.12 $0.73 Diluted Distributable Earnings per share of common stock 20 See footnotes on page 21

Footnotes 1. Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 20 for a reconciliation of GAAP net income to Distributable Earnings. 2. Reflects closing share price on October 29, 2024. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Add-on fundings represent fundings subsequent to loan closing. 5. We believe it is useful to our investors to present Distributable Earnings prior to net realized losses on investments and gain on extinguishment of debt to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. 6. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. 7. Amounts and percentages may not foot due to rounding. 8. Other includes changes in General CECL Allowance, cost recovery interests, valuation allowances/reversals of valuation allowances on held for sale loans, realized loss on sale of a commercial mortgage, transfer to other assets and the accretion of loan costs and fees. 9. Based on loan amortized cost, net of Specific CECL Allowance. 10. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. 11. Gross of $34 million of General CECL Allowance. 12. Amortized cost for these loans is net of the recorded Specific CECL Allowances. 13. Loans are secured by the same property. 14. Represents total debt, less cash and net loan proceeds held by servicer, divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. 15. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends for the quarter ended September 30, 2024. 16. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. 17. Excludes risk-rated 5 loans. 18. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD, GBP and EUR benchmark rates only. 21